UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement

[   ]    Confidential, for Use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))

[   ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[ x ]    Soliciting Material Pursuant to Section 240.14a-12


                         STRONG ADVANTAGE FUND, INC.

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1.)  Title of each class of securities to which transaction applies:

        2.)  Aggregate number of securities to which transaction applies:

        3.) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):

        4.)  Proposed maximum aggregate value of transaction:

        5.)  Total fee paid:

                                                                    WE NEED YOUR
                                                                    VOTE TODAY!

December 13, 2004


Dear Strong Funds Shareholder:

THE STRONG FUNDS SHAREHOLDER MEETING HAS BEEN ADJOURNED UNTIL DECEMBER 22, 2004, TO GIVE SHAREHOLDERS WHO HAVE NOT YET VOTED ANOTHER OPPORTUNITY TO DO SO. IF YOU HAVE NOT VOTED, PLEASE VOTE YOUR SHARES BY PHONE OR VIA INTERNET TODAY.

As a Strong Funds shareholder, you recently received proxy materials asking for your vote on important proposals that affect your investment. The Strong Funds Board of Directors/Trustees has unanimously recommended several proposals to reorganize the Strong Funds into the Wells Fargo Funds(R) family. However, we still need to receive your voting instructions.

PLEASE VOTE AS SOON AS POSSIBLE IN ONE OF THE FOLLOWING WAYS:

  1.    ONLINE
        Vote online at the web site address listed on your proxy card.

  2.    PHONE
        Call the toll-free number printed on your proxy card.

  3.    MAIL
        Complete and sign the enclosed proxy card and return by mail in the enclosed prepaid envelope (if mailed in the United States).

                        YOUR VOTE IS EXTREMELY IMPORTANT.

REGARDLESS OF THE SIZE OF YOUR HOLDINGS, YOUR VOTE MATTERS. If you have questions about the proposals or voting, call the Funds' proxy voting solicitor, D.F. King & Co., Inc. at 1-800-755-7250.

Sincerely,


Thomas M. Zoeller
Vice President



PS. Although your proxy card has the original meeting date of December 10, 2004, the card is valid for the December 22, 2004 meeting.

SECURITIES ARE OFFERED THROUGH STRONG INVESTMENTS, INC. SA47769 12-04

                     SCRIPT FOR DISCUSSING THE STRONG FUNDS
                             PROXY SOLICITATION WITH
                                 [INTERMEDIARY]

                                     [Date]


CONTEXT: Strong's Internal Wholesaling Desk calling out to [Intermediary] that have large positions in Advisor Small Cap Value, Advisor Short Duration Bond, and Government Securities Funds in order to obtain proxy votes for reorganization of Strong Funds into the Wells Fargo Fund family.

SCRIPT OUTLINE:

[Salutation]

Hello, my name is and I am calling from Strong Intermediary Services.

As you know, we are now in the midst of a proxy solicitation to obtain the final approval from the shareholders of the Strong Funds to approve the Agreement and Plan of Reorganization of the Strong Funds into the Wells Fargo Funds Family.

To secure shareholder approval, proxy materials were originally sent to your clients beginning on October 26th, and re-sent multiple times since then. In addition, some of your clients have received multiple calls from D.F. King & Company, our proxy solicitor. Your clients may have already made you aware of this.

A few days ago, we sent you a letter and Q&A via e-mail discussing the proxy solicitation.

Did you receive that? If not, I will email that to you right now.

What is your experience to date with the proxy solicitation?

How is it going?

Are your clients' voting their proxies?

To date, the process has run smoothly and the vast majority of our funds have achieved quorum. While this is good news, it has been brought to our attention that [Intermediary] holds large positions in three of the funds that have not reached quorum.


  -------------------------------------- -------------------------------------
               Strong Fund                     Percent of Fund (11/04)
  -------------------------------------- -------------------------------------
  -------------------------------------- -------------------------------------

  -------------------------------------- -------------------------------------
  -------------------------------------- -------------------------------------

  -------------------------------------- -------------------------------------
  -------------------------------------- -------------------------------------

  -------------------------------------- -------------------------------------

I am calling you because:

     1. you use the [name of fund above] as an investment for your clients,

     2. to give you an update, and

     3. to offer my assistance with regard to any proxy solicitation issue.

LARGE POSITIONS - CONFIRMATION:

Our data shows that you hold about [$x million] in the [name of fund].

UPDATE:

     o The deadline for voting proxies has been extended to December 22, 2004.

     o In many cases, your clients are expected to benefit from reduced fund expenses primarily due to greater economies of scale and more
          efficient   operations  after  the  reorganization  of  the  two  fund families.

     o    The   reorganization   cannot  take  place  without  approval  by  the
          shareholders of the [name of fund].

     o If this fails to occur, the [name of fund] may continue its operations beyond the date of the reorganizations of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the POSSIBLE LIQUIDATION OF THE STRONG FUND.

     o The reorganization has been structured so that it is expected to be a non-taxable event to shareholders. On the other hand, a liquidation is generally a taxable event.

     o Proposal No. 1, which covers the Reorganization of the Strong Funds into the Wells Fargo Funds family, requires an absolute majority (50.01% of outstanding shares). So, in essence, if a shareholder does not vote, that shareholder is subtracting from those shares that could vote "FOR" the proposal. This means that not voting has essentially the same impact as a vote "AGAINST" a proposal.

Is there any questions or concerns about the proxy solicitation at this point?

REQUEST AND OFFER OF ASSISTANCE

We respectfully request your assistance to contact your clients who are beneficial owners of the Strong Funds and assist them in voting.

We stand ready to help you in any way to make sure that the proxy vote comes in.

At this time, is their any assistance I can provide to you?

     o    Obtain additional proxy materials

     o    Explain any item in the proxy

     o Connect you to D.F. King & Co. for further guidance (and in certain circumstances to vote)

     o    Explain how to vote

Your client can vote a proxy in one of the following ways:

     o ONLINE -- Vote on the Internet at the web site address listed on the proxy card.

     o    PHONE -- Call the toll-free number printed on the proxy card.

IF YOU HAVE QUESTIONS ABOUT THE PROPOSALS OR VOTING, OR YOU NEED PROXY MATERIALS, CALL THE FUNDS' PROXY VOTING SOLICITOR, D.F. KING & CO., INC. AT 1-800-755-7250. In certain cases, D.F. King may be able to take your client's vote over the phone.

Please note, to vote via the Internet or telephone, your client will need the "control number" that appears on your proxy card.

Do you have any questions about how to vote?

You may give me a call at [phone number] if you have any more questions.

Thank you for your time and assistance.


IF08124 12-04

                    Q & A - STRONG FUNDS' PROXY SOLICITATION

                                     [Date]


Q: WHAT IS THE DEADLINE FOR VOTING PROXIES?

A: The Special Shareholder Meeting was adjourned for your Fund and the deadline for voting proxies has been extended to December 22, 2004.

Q: WHY IS THE TRANSACTION SUBJECT TO APPROVAL?

A: To reorganize the Strong Funds into the Wells Fargo Funds family, the corporate and securities laws require that approvals be obtained from:

     1.   The Board of  Directors/Trustees  of the Strong Funds,
     2.   The Trustees of the Wells Fargo Funds, and
     3.   The Shareholders of the Strong Funds.

We have obtained the necessary approvals from the Strong Funds Board of Directors/Trustees and the Wells Fargo Funds Board of Trustees. Both Boards unanimously approved the reorganization.

We are now in the midst of a proxy solicitation to obtain the final approval from the shareholders of the Strong Funds.

Q: WHAT ARE THE REASONS FOR THE REORGANIZATION?

A: In August 2004, the Board of the Strong Funds concluded that participation in the proposed reorganization is in the best interests of each Strong Fund and its shareholders. In reaching that conclusion, the Board primarily considered the following:

     1.   The reputation, financial strength, and resources of Wells Fargo.

     2. The capabilities, practices, and resources of Wells Fargo, and the other service providers to the Wells Fargo Funds.

     3. The viability of the Strong Funds absent approval of the proposed reorganization.

     4. The broader product array of the more than 80 publicly available mutual funds in the Wells Fargo Funds family, and the expanded range of investment options and exchange opportunities available to shareholders.

     5.   The shareholder services offered by Wells Fargo.

     6. The relative compatibility of the investment objectives and principal investment strategies of the acquiring Wells Fargo Funds with those of the Strong Funds.

     7.   The  expected   treatment  of  the   reorganization   as  a  "tax-free
          reorganization" for U.S. federal income tax purposes.

     8. The anticipated effect of the reorganization on per-share expense ratios, both before and after waivers, of the Strong Funds. In many cases, shareholders are expected to benefit from reduced fund expenses.

     9. The anticipated benefits of economies of scale for the Strong Funds and benefits to their shareholders of promoting more efficient operations and enabling greater diversification of investments.

     10. The anticipated retention by Wells Capital Management Incorporated, the sub-adviser to most of the Wells Fargo Funds, of Strong's key investment management professionals.

     11. The undertaking by Wells Fargo and Strong to share equally all the costs and expenses of preparing, printing, and mailing the Prospectus/Proxy Statement and related solicitation expenses for the approvals of the proposals.

Q: WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THE REORGANIZATIONS?

A: The reorganization cannot take place without approval by the shareholders of the Strong Funds. If this fails to occur, any such Strong Fund may continue its operations beyond the date of the reorganizations of the other Strong Funds, and the Board of the affected Strong Fund will consider what further action is appropriate, including the possible liquidation of the Strong Fund. Please note that the reorganization has been structured so that it is expected to be a non-taxable event to shareholders. A liquidation, however, is generally a taxable event.

Q: WHY SHOULD I VOTE (I DO NOT INTEND TO VOTE AND I WILL LET THE MAJORITY OF THOSE WHO HAVE VOTED DECIDE THE ISSUES)?

You should vote because a non-vote essentially becomes a vote against the reorganization.

Proposal No. 1, which covers the Reorganization of the Strong Funds into the Wells Fargo Fund family, requires the affirmative vote of an absolute majority of outstanding shares. This means that 51% of all of the Fund's outstanding shares must vote for the proposal.

So, in essence, if a shareholder does not vote, that shareholder is subtracting from those shares that could vote "FOR" the proposal. This means that not voting has essentially the same impact as a vote "AGAINST" a proposal.

Each and every vote counts, regardless of how large or small your holdings may be. This is especially the case with regard to Proposal No. 1, which requires an absolute majority vote. Your vote matters. So please be sure your interests are represented and vote your shares promptly.

Q:  HOW CAN I VOTE QUICKLY AND EASILY?

A:  You can vote a proxy in one of the following ways:

     o ONLINE -- Vote on the Internet at the web site address listed on your proxy card.

     o    PHONE -- Call the toll-free number printed on your proxy card.

IF YOU HAVE QUESTIONS ABOUT THE PROPOSALS OR VOTING, OR YOU NEED PROXY MATERIALS, CALL THE FUNDS' PROXY VOTING SOLICITOR, D.F. KING & CO., INC. AT 1-800-755-7250. In certain cases, D.F. King may be able to take your vote over the phone.

Please note, to vote via the Internet or telephone, you will need the "control number" that appears on your proxy card.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation's wholly owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.

 IF08120 12-04

[Date]

[Name] [Address]
[City, State, Zip Code]

Re:  Strong Funds' Proxy Solicitation


Dear [Name of Advisor]:


As you know, the Strong Funds Board of Directors/Trustees and the Wells Fargo Funds Board of Trustees have unanimously approved a proposal to reorganize the Strong Funds into the Wells Fargo Funds family. In many cases, your clients are expected to benefit from reduced fund expenses primarily due to greater economies of scale and more efficient operations after the reorganization of the two fund families. To secure shareholder approval, proxy materials were originally sent to your clients beginning on October 26th, and re-sent multiple times since then.

To date, the process has run smoothly and the vast majority of our funds have achieved quorum. While this is good news, it has been brought to our attention that [Intermediary] holds large positions in three of the funds that have not reached quorum.

    -------------------------------------- -------------------------------------
                 Strong Fund                     Percent of Fund (11/04)
    -------------------------------------- -------------------------------------
    -------------------------------------- -------------------------------------

    -------------------------------------- -------------------------------------
    -------------------------------------- -------------------------------------

    -------------------------------------- -------------------------------------
    -------------------------------------- -------------------------------------

    -------------------------------------- -------------------------------------

We are currently in the midst of this very important proxy solicitation and we respectfully request your assistance to contact your clients who are beneficial owners of the Strong Funds and assist them in voting.

Shares of the Strong Funds may be voted in a number of ways:

     o ONLINE -- Vote on the Internet at the web site address listed on the proxy card.

     o    PHONE -- Call the toll-free number printed on the proxy card.

If you have questions about the proposals or voting, or you need proxy materials, call the Funds' proxy voting solicitor, D.F. King & Co., Inc. at 1-800-755-7250. In certain cases, D.F. King may be able to take your vote over the phone. Please note, to vote via the Internet or telephone, you will need the "control number" that appears on the proxy card. THE DEADLINE FOR VOTING PROXIES HAS BEEN EXTENDED TO DECEMBER 22, 2004.

IT IS IMPORTANT TO NOTE THAT THE REORGANIZATION OF THE STRONG FUNDS INTO THE WELLS FARGO FUNDS FAMILY CANNOT TAKE PLACE WITHOUT APPROVAL BY SHAREHOLDERS. IF THIS FAILS TO OCCUR, ANY NON-APPROVED STRONG FUND MOST LIKELY WILL NOT JOIN THE WELLS FARGO FUNDS FAMILY. THE BOARD OF THE STRONG FUNDS WOULD THEN HAVE TO CONSIDER WHAT FURTHER ACTION TO TAKE, WHICH COULD INCLUDE THE POSSIBLE LIQUIDATION OF THOSE NON-APPROVED FUNDS. IN ADDITION, THE REORGANIZATION HAS
BEEN STRUCTURED SO THAT IT IS EXPECTED TO BE A NON-TAXABLE EVENT TO SHAREHOLDERS. A LIQUIDATION, HOWEVER, IS GENERALLY A TAXABLE EVENT.

We stand ready to help you in any way to make sure that this does not happen. You may also call us at 1-800-368-1683 if you have any questions. For more information on this proposed reorganization, please read the attached Q&A.

We appreciate any assistance that you could provide us and we thank you for your continued support.

Sincerely,



Randy Henze
Managing Director
Strong Intermediary Services

--------------------------------------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------


Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation's wholly owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.



IF08128 12-04

[Date]

[Name] [Address]
[City, State, Zip Code]

Re:  Strong Funds' Proxy Solicitation


Dear Valued Partner:

As you know, the Strong Funds Board of Directors/Trustees and the Wells Fargo Funds Board of Trustees have unanimously approved a proposal to reorganize the Strong Funds into the Wells Fargo Funds family. In many cases, your clients are expected to benefit from reduced fund expenses primarily due to greater economies of scale and more efficient operations after the reorganization of the two fund families. To secure shareholder approval, proxy materials were originally sent to your clients beginning on October 26th, and re-sent multiple times since then.

To date, the process has run smoothly and the vast majority of our funds have achieved quorum. While this is good news, it has been brought to our attention that [Intermediary] holds large positions in three of the funds that have not reached quorum.

  -------------------------------------- -------------------------------------
               Strong Fund                     Percent of Fund (11/04)
  -------------------------------------- -------------------------------------
  -------------------------------------- -------------------------------------

  -------------------------------------- -------------------------------------
  -------------------------------------- -------------------------------------

  -------------------------------------- -------------------------------------
  -------------------------------------- -------------------------------------

  -------------------------------------- -------------------------------------

We are currently in the midst of this very important proxy solicitation and we respectfully request your assistance to encourage Advisors to contact their clients who are beneficial owners of the Strong Funds and assist them in voting. We are also asking for your approval to immediately implement the following communication strategy:

     o    [Intermediary]    reviews   and   approves   the   attached    Advisor
          correspondence.

     o    [Intermediary] posts approved letter and Q&A to [Intermediary site].

     o Strong will email approved correspondence to all Advisors with positions in the three funds mentioned above.

     o Strong internal and external sales associates will follow up with a call to offer further explanation about the proxy or to answer any questions the Advisor may have.

Shares of the Strong Funds may be voted in a number of ways:

     o ONLINE -- Vote on the Internet at the web site address listed on the proxy card.

     o    PHONE -- Call the toll-free number printed on the proxy card.

If you have questions about the proposals or voting, or you need proxy materials, call the Funds' proxy voting solicitor, D.F. King & Co., Inc. at 1-800-755-7250. In certain cases, D.F. King may be able to take your vote over the phone. Please note, to vote via the Internet or telephone, you will need the "control number" that appears on the proxy card. THE DEADLINE FOR VOTING PROXIES HAS BEEN EXTENDED TO DECEMBER 22, 2004.

IT IS IMPORTANT TO NOTE THAT THE REORGANIZATION OF THE STRONG FUNDS INTO THE WELLS FARGO FUNDS FAMILY CANNOT TAKE PLACE WITHOUT APPROVAL BY SHAREHOLDERS. IF THIS FAILS TO OCCUR, ANY NON-APPROVED STRONG FUND MOST LIKELY WILL NOT JOIN THE WELLS FARGO FUNDS FAMILY. THE BOARD OF THE STRONG FUNDS WOULD THEN HAVE TO CONSIDER WHAT FURTHER ACTION TO TAKE, WHICH COULD INCLUDE THE POSSIBLE LIQUIDATION OF THOSE NON-APPROVED FUNDS. IN ADDITION, THE REORGANIZATION HAS
BEEN STRUCTURED SO THAT IT IS EXPECTED TO BE A NON-TAXABLE EVENT TO SHAREHOLDERS. A LIQUIDATION, HOWEVER, IS GENERALLY A TAXABLE EVENT.

We stand ready to help you in any way to make sure that this does not happen. You may also call [Name] at [Number] if you have any questions. For more information on this proposed reorganization, please read the attached Q&A.

We appreciate any assistance that you could provide us and we thank you for your continued support.

Sincerely,



Randy Henze
Managing Director
Strong Intermediary Services


--------------------------------------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------



Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation's wholly owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.



IF048127 12-04

[Date]

[Name] [Address]
[City, State, Zip Code]

Re:  Strong Funds' Proxy Solicitation


Dear Valued Partner:

In our last letter to you, we let you know that the Strong Funds Board of Directors/Trustees and the Wells Fargo Funds(R) Board of Trustees had unanimously approved a proposal to reorganize the Strong Funds into the Wells Fargo Funds family. In many cases, shareholders are expected to benefit from reduced fund expenses primarily due to greater economies of scale and more efficient operations after the reorganization of the two fund families. We also let you know at that time that you and/or your clients would be receiving proxy materials.

We are currently in the midst of this very important proxy solicitation and we respectfully request your assistance. Here are some ways in which you could help:

     o Vote any shares at the home office level for which you have the discretion to do so,

     o In the event the home office does not have discretion to vote on behalf of the plans, communicate to plans or plan sponsors the importance of the vote and encourage them to vote shares for which they have discretion, and

     o Instruct ADP to send additional proxy materials to the underlying plans or plan sponsors via overnight delivery with a return overnight delivery package back to ADP. Strong will pay for the costs incurred for this special mailing.

Shares of the Strong Funds may be voted in a number of ways:

     o ONLINE -- Vote on the Internet at the web site address listed on the proxy card.

     o    PHONE -- Call the toll-free number printed on the proxy card.

If you have questions about the proposals or voting, or you need proxy materials, call the Funds' proxy voting solicitor, D.F. King & Co., Inc. at 1-800-755-7250. In certain cases, D.F. King may be able to take the vote over the phone. Please note, to vote via the Internet or telephone, you will need the "control number" that appears on the proxy card. THE DEADLINE FOR VOTING PROXIES HAS BEEN EXTENDED.

IT IS IMPORTANT TO NOTE THAT THE REORGANIZATION OF THE STRONG FUNDS INTO THE WELLS FARGO FUNDS FAMILY CANNOT TAKE PLACE WITHOUT APPROVAL BY SHAREHOLDERS. IF THIS FAILS TO OCCUR, ANY NON-APPROVED STRONG FUND MOST LIKELY WILL NOT JOIN THE WELLS FARGO FUND FAMILY. THE BOARD OF TRUSTEES OF THE STRONG FUNDS WOULD THEN HAVE TO CONSIDER WHAT FURTHER ACTION TO TAKE, WHICH COULD INCLUDE THE POSSIBLE LIQUIDATION OF THOSE NON-APPROVED FUNDS.

We stand ready to help you in any way to make sure that this does not happen. Please call [Name of Relationship Manager] at [phone number] if you have any questions or would like our assistance in making sure that your proxy is counted. For more information on this proposed reorganization, please read the attached Q&A.

We appreciate any assistance that you could provide us and we thank you for your continued support.


Sincerely,



Randy Henze
Managing Director
Strong Intermediary Services

--------------------------------------------------------------------------------
              NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE
--------------------------------------------------------------------------------



Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the WELLS FARGO FUNDS. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Funds are distributed by STEPHENS INC., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. The Strong Funds are distributed by Strong Financial Corporation's wholly owned subsidiary Strong Investments, Inc. Strong Financial Corporation and its affiliates are not affiliated with Stephens Inc.


IF048126 12-04